SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[x] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   INTERNATIONAL BIOCHEMICAL INDUSTRIES CORP.
                   ------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 not applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

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(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(4) Date Filed:

                   INTERNATIONAL BIOCHEMICAL INDUSTRIES CORP.
                 ______________________________________________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 8, 2003

         A Special Meeting of the Shareholders of International Biochemical Industries Corp. will be held at 1 p.m., local time, at Best Western Roswell Suites, 907 Holcomb Ridge Road, Roswell, Georgia 30076-1905 on Friday, August 8, 2003. At the Special Meeting, you will be asked to vote on the following matters:

         1. To approve an amendment to our Restated Articles of Incorporation to effect a one for 10 reverse stock split of our outstanding common stock.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors recommends that you vote FOR the proposal.

         Only shareholders of record, as shown by the transfer books of International Biochemical Industries at the close of business on June 27, 2003, will be entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the Special Meeting will be available for examination by any shareholder for the proper purpose during normal business hours at our offices for a period of at least 10 days preceding the Special Meeting.

         ALL SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, EVEN IF YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, WE ASK THAT AS PROMPTLY AS POSSIBLE YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PRE-PAID ENVELOPE PROVIDED. SHAREHOLDERS ATTENDING THE SPECIAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY VOTED.

                                        By Order of the Board of Directors
                                        /s/ Timothy C. Moses
                                        Timothy C. Moses,
                                        Chairman, President and
                                        Chief Executive Officer

Norcross, Georgia
June __, 2003

                   INTERNATIONAL BIOCHEMICAL INDUSTRIES CORP.

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                                TABLE OF CONTENTS

                                                                        Page No.

General........................................................................1


Questions and Answers..........................................................1


Matters to be Considered at the Special Meeting


         Proposal 1 - Adoption of an amendment to our Restated Articles of
                      Incorporation effecting a one for 10 reverse stock
                      split of our outstanding common stock....................4


Other Matters..................................................................7


Proposals of Shareholders......................................................7


Annual Report on Form 10-KSB...................................................7


Appendix A - Form of Amendment to our Restated Articles of Incorporation.....A-1

               SHAREHOLDERS SHOULD READ THE ENTIRE PROXY STATEMENT
                   CAREFULLY PRIOR TO RETURNING THEIR PROXIES

                   INTERNATIONAL BIOCHEMICAL INDUSTRIES CORP.
                 ______________________________________________

                                 PROXY STATEMENT
                               DATED JUNE __, 2003

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 8, 2003

                 ______________________________________________

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of International Biochemical Industries Corp. for use at our Special Meeting of shareholders to be held on Friday, August 8, 2003 at 1 p.m., and at any adjournment or postponement thereof. The Special Meeting will be held at Best Western Roswell Suites, 907 Holcomb Ridge Road, Roswell, Georgia 30076-1905. These proxy solicitation materials were mailed on or about _____________, 2003 to all shareholders entitled to vote at the Special Meeting.

QUESTIONS AND ANSWERS

         Following are some commonly asked questions raised by our shareholders and answers to each of those questions.

1.       WHAT MAY I VOTE ON AT THE SPECIAL MEETING?

         At the Special Meeting, shareholders will consider and vote upon the following matters:

         * to approve an amendment to our Restated Articles of Incorporation to effect a one for 10 reverse stock split of our outstanding common stock; and

         * such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

2.       HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE PROPOSAL?

         The Board of Directors recommends a vote FOR the proposal.

3.       HOW DO I VOTE?

         Sign and date each proxy card you receive and return it in the postage-paid envelope prior to the Special Meeting.

4.       CAN I REVOKE MY PROXY?

         You have the right to revoke your proxy at any time before the Special Meeting by:

         * notifying the Secretary of International Biochemical Industries in writing;

         *        voting in person at the Special Meeting; or

         *        returning a later-dated proxy card.

5.       WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?

         The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

6.       WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

         If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, American Stock Transfer & Trust Company, telephone 212-936-5100, or if your shares are held in "street name," by contacting the broker or bank holding your shares.

7.       WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING?

         Only holders of record of our common stock as of the close of business on June 27, 2003 are entitled to notice of and to vote at the Special Meeting.

8.       HOW MANY VOTES MAY BE CAST?

         As of June 27, 2003, the record date for the Special Meeting, 100,000,000 shares of our common stock, the only outstanding voting securities of International Biochemical Industries entitled to vote on the proposal.

9.       WHAT IS A "QUORUM" AT THE SPECIAL MEETING?

         A "quorum" is a majority of the outstanding shares entitled to vote. The shares may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

10. IF THE PROPOSAL IS APPROVED, WHAT ARE OUR PLANS FOR THE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK?

         If the proposal is approved, we intend to issue shares of our common stock upon the conversion of existing convertible securities, and for other valid corporate purposes. We are not presently engaged in any negotiations nor do we have any present plans, proposals or understandings to issue a portion of the increased additional shares of common stock as part of a capital raising transaction that would be available if Proposal 1 is approved and implemented.

11.      WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

         Once a quorum has been established, a majority of all votes entitled to be cast are required to approve Proposal 1.

         If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

12.      WHAT HAPPENS IF I ABSTAIN?

         Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

13.      HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

         Although we do not know of any business to be considered at the Special Meeting other than the proposal described in this proxy statement, if any other business is properly presented at the Special Meeting, your signed proxy card gives authority to the proxy holder, Timothy C. Moses, to vote on such matters at his discretion.

14.      WHO WILL BEAR THE COST OF THIS SOLICITATION?

         International Biochemical Industries will bear the entire cost of the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to shareholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers and employees of International Biochemical Industries without additional compensation. We anticipate that the costs of the meeting will not exceed $10,000.

                 MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

                                   PROPOSAL 1

                         APPROVAL OF AN AMENDMENT TO OUR
                       RESTATED ARTICLES OF INCORPORATION
                   EFFECTING A ONE FOR 10 REVERSE STOCK SPLIT
                         OF OUR OUTSTANDING COMMON STOCK

GENERAL

         Our Board of Directors has voted to amend our Restated Articles of Incorporation to Effect a 1 for 10 reverse split of our common stock (the "Reverse Stock Split"). Our Board determined that such an amendment is advisable and directed that the proposed amendment be considered at a special meeting of shareholders. Pursuant to the Reverse Stock Split each 10 of the outstanding shares of our common stock on the date of the Reverse Stock Split (the "Old Shares") will be automatically converted into one (1) share of our common stock (the "New Shares"). The Reverse Stock Split will not alter the number of shares of our common stock we are authorized to issue, but will simply reduce the number of shares of our common stock issued and outstanding. The Reverse Stock Split will become effective upon filing of a Amendment to our Restated Articles of Incorporation with the Georgia Secretary of State (the "Amendment"), but our Board reserves the right not to make such filing if it deems it appropriate not to do so.

PURPOSE AND EFFECT OF PROPOSED REVERSE STOCK SPLIT

         The purpose of the Reverse Stock Split is twofold. First, at May 30, 2003 we had an aggregate of 100,000,000 shares of our common stock issued and outstanding, which represents all of our currently authorized shares of common stock. Under the terms of the outstanding shares of our Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, upon their conversion we are obligated to issue approximately 4,010,893 shares of our common stock, giving effect to the Reverse Stock Split. We do not have sufficient authorized but unissued shares of our common stock available for issuance upon the conversion of either series of preferred stock, or for future issuances, including in the event we issue shares of our common stock in connection with future equity capital raises. Other than the shares of common stock issuable upon the conversion or exercise of presently outstanding securities, and any shares which may be issued in the future in connection with capital raising activities, we do not have any present plans to issue additional shares of our common stock.

         The Board also considered that the Reverse Stock Split may serve to increase the market price of our common stock. The Board believes that a higher market price of our common stock may make an investment in our company more attractive, both from the perspective of equity and/or debt capital raises and in the secondary market. There can be no assurance, however, that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split, that any anticipated increased trading price of our common stock will give us any advantage in raising equity and/or debt capital or that our common stock will become an attractive investment.

         The Reverse Stock Split will affect all of our shareholders uniformly and will not affect any shareholder's percentage ownership interest in us or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our shareholders owning a fractional share. In lieu of issuing fractional shares, we will issue any shareholder who otherwise would have been entitled to receive a fractional share as a result of the Reverse Stock Split one share of our common stock.

         The Reverse Stock Split will have the following effects upon the number of shares of our common stock outstanding and the number of authorized and unissued shares of our common stock:

         * The number of shares owned by each holder of common stock will be reduced by a ratio of 10 to 1;

         * The number of shares of our common stock which will be issued and outstanding after the Reverse Stock Split will be approximately 10,000,000;

         * The number of shares of common stock we are authorized to issue will remain the same;

         * The per share loss and net book value of our common stock will be increased because there will be fewer shares of our common stock outstanding;

         * The par value of the common stock will remain no par value per share;

         * The stated capital on our balance sheet attributable to the common stock will be reduced to 1/10th of its present amount and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced; and

         * All outstanding convertible securities entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise thereof, 1/10th of the number of shares of common stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Reverse Stock Split, at the same aggregate price required to be paid therefore upon exercise thereof immediately preceding the Reverse Stock Split.

MANNER OF EFFECTING THE REVERSE STOCK SPLIT AND EXCHANGE STOCK CERTIFICATES

         The Reverse Stock Split will be effected by the filing of an Amendment to our Restated Articles of Incorporation with the Secretary of State of the State of Georgia. The Amendment will become effective upon the filing with the Secretary of State. As soon as practicable after filing the Amendment we will send a letter of transmittal to each holder of record of Old Shares outstanding on the effective date. The letter of transmittal will contain instructions for the surrender of certificates representing the Old Shares. Upon proper completion and execution of the letter of transmittal and return thereof, together with certificates representing the Old Shares, a shareholder will be entitled to receive a certificate representing the number of the New Shares into which his Old Shares have been reclassified as a result of the Reverse Stock Split. Shareholders should not submit any certificates until requested to do so. No new certificate will be issued to a shareholder until such shareholder has surrendered his outstanding certificates together with the properly completed and executed letter of transmittal. Until so surrendered, each outstanding certificate representing Old Shares will be deemed for all corporate purposes after the effective date to evidence ownership of New Shares in the appropriately reduced number.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         We believe that the federal income tax consequences of the Reverse Stock Split to holders of Old Shares and holders of New Shares will be as follows:

         * No gain or loss will be recognized by a shareholder on the surrender of the Old Shares or receipt of a certificate representing New Shares.

         * The aggregate tax basis of the New Shares will equal the aggregate tax basis of the Old Shares exchanged therefore.

         * The holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

         * The conversion of the Old Shares into the New Shares will produce no gain or loss to us.

         Notwithstanding the foregoing, the federal income tax consequences of the receipt of an additional share in lieu of a fractional interest is not clear but may result in tax liabilities which should not be material in amount in view of the low value of the fractional interest.

         Our beliefs regarding the tax consequence of the Reverse Stock Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the Reverse Stock Split may vary significantly as to each shareholder, depending upon the state in which he or she resides.

         The foregoing summary is included for general information only. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities. Accordingly, shareholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of the Reverse Stock Split.

POSSIBLE DISADVANTAGES OF THE REVERSE STOCK SPLIT

         Although the Reverse Stock Split will not, by itself, impact our assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of our common stock. The Board believes that this risk is outweighed by the potential benefits of a higher trading price. If Proposal 1 is approved, the Reverse Stock Split will result in some shareholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

         As a result of the Reverse Stock Split, there will be an increase of approximately 90,000,000 in the number of additional shares of common stock would be unissued and available for future issuance after the Reincorporation and Reverse Stock Split (the "Increased Available Shares"). Of this amount, approximately 4,010,893 shares are reserved for issuance upon the conversion of outstanding shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock. In addition, the Increased Available Shares could be used for any proper corporate purpose approved by the Board including, among others, future financing transactions. We expect to continue to experience significant liquidity and cash flow problems that will require us to raise additional capital to continue operations and to service our existing indebtedness. If we are successful in raising additional capital in the future, it is possible that this financing, if secured, may be in the form of equity or convertible debt and, in connection with such financing, we may issue a portion of the Increased Available Shares upon terms and conditions to be determined at that time. Our ability to issue the Increased Additional Shares will be dilutive to our existing shareholders. However, given that we do not know the terms of any possible future financing, nor are there any assurances that we will conclude any such financing, we are unable at this time to accurately forecast the extent of such possible dilution.

         INTERNATIONAL BIOCHEMICAL INDUSTRIES IS NOT PRESENTLY ENGAGED IN ANY NEGOTIATIONS NOR DOES IT HAVE ANY PRESENT PLANS, PROPOSALS OR UNDERSTANDINGS TO ISSUE A PORTION OF THE INCREASED ADDITIONAL SHARES AS PART OF A CAPITAL RAISING TRANSACTION THAT WOULD BE AVAILABLE IF THIS PROPOSAL 1 IS APPROVED AND IMPLEMENTED.

         In addition, although the Board has no present intention of doing so, the Increased Additional Shares could also be issued in such a manner, and pursuant to such terms and conditions, that would make a change of control of International Biochemical Industries or removal of our management more difficult.

DISSENTERS' RIGHTS

         No dissenter's rights are available under the Georgia Business Corporations Code or under our Restated Articles of Incorporation as amended or By-Laws to any shareholder who dissents from the proposal to approve the Reverse Stock Split.

                       THE BOARD OF DIRECTORS RECOMMENDS A
                              VOTE "FOR" PROPOSAL 1

                                  OTHER MATTERS

         As of the date hereof, there are no other matters that International Biochemical Industries intends to present, or has reason to believe others will present, at the Special Meeting. If, however, other matters properly come before the Special Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.

                            PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders to be considered for inclusion in the Proxy Statement and proxy card for the 2003 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Secretary of International Biochemical on or before December 31, 2003. The submission of a shareholder proposal does not guarantee that it will be included in our Proxy Statement.

                          ANNUAL REPORT ON FORM 10-KSB

         A copy of the International Biochemical Industries's Annual Report on Form 10-KSB for the year ended June 30, 2002 will be furnished without charge to beneficial shareholders or shareholders of record upon request by mail to Investor Relations, International Biochemical Industries Corp., 8725 Roswell Road, Suite 304, Atlanta, Georgia 30350. A copy of our Annual Report on Form 10-KSB, including exhibits, is also available in digital form for download or review by visiting the SEC's web site at www.sec.gov.

                                   APPENDIX A
               AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION
                                       OF
                   INTERNATIONAL BIOCHEMICAL INDUSTRIES CORP.

         Pursuant to Section 14-2-1003 of the Georgia Business Corporation Code, the undersigned, being the President of International Biochemical Industries Corp. a corporation organized and existing under the laws of the State of Georgia (the "Corporation"), does hereby certify that the following resolutions were adopted by the Corporation's Board of Directors and its shareholders as hereinafter described:

         WHEREAS, the Corporation currently is authorized to issued up to 100,000,000 shares of common stock, no par value per share and 10,000,000 shares of preferred stock, no par value.

         WHEREAS, the Corporation currently has issued and outstanding 100,000,000 shares of common stock, 397 shares of Series B Convertible Preferred Stock and 205 shares of Series C Convertible Preferred Stock.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation shall reverse split its common stock on a ratio of one for 10 by decreasing the number its issued and outstanding shares of its common stock held by its shareholders of record on ____________, 2003 from 100,000,000 shares to approximately 10,000,000 shares, subject to rounding as hereinafter set forth; and be it

         FURTHER RESOLVED, that the foregoing reverse stock split shall not effect the par value of the Corporation's common stock, which such par value shall remain no par, nor shall it affect the number of outstanding shares of Series B Convertible Preferred Stock or Series C Convertible Preferred Stock; and be it

         FURTHER RESOLVED, that the foregoing reverse stock split shall not effect the number of authorized shares of the Corporation's common stock, which such number shall remain at 100,000,000 shares; and be it

         FURTHER RESOLVED, that the effective date of the actions herein adopted shall be __________, 2003; and be it

         FURTHER RESOLVED, that no cash will be paid or distributed as a result of the aforedescribed reverse stock split of the Corporation's common stock, and no fractional shares will be issued. All fractional shares which would otherwise be required to be issued as a result of the stock split will be rounded up to the nearest whole share.

         The Board of Directors of the Corporation adopted the foregoing resolutions on ______________, 2003 and recommended that these resolutions be adopted by the Corporation's shareholders. On ______________, 2003 at a meeting of the Corporation's shareholders at which the number of votes cast FOR the foregoing actions were sufficient for approval pursuant to the provisions of
Section 14-2-1003 of the Georgia Business Corporations Code, the herein contained resolutions were adopted by the Corporation's shareholders.

         IN WITNESS WHEREOF, the undersigned, being the President of this Corporation, has executed this Amendment to the Corporation's Restated Articles of Incorporation as of _____________, 2003.

                                      INTERNATIONAL BIOCHEMICAL INDUSTRIES CORP.

                                      By: ___________________________
                                          Timothy C. Moses, President

                   INTERNATIONAL BIOCHEMICAL INDUSTRIES CORP.

                         SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 8, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  OF INTERNATIONAL BIOCHEMICAL INDUSTRIES CORP.

         The undersigned hereby appoints Timothy C. Moses proxy with power of substitution and hereby authorizes him to represent and to vote, as designated below, all of the shares of common stock of International Biochemical Industries Corp. held of record by the undersigned on June 27, 2003 at the Special Meeting of Shareholders to be held at Best Western Roswell Suites, 907 Holcomb Ridge Road, Roswell, Georgia 30076-1905, on Friday, August 8, 2003 at 1 p.m., local time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In his or her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

1. Proposal to approve an amendment to our Restated Articles of Incorporation to effect a one for 10 reverse stock split of our outstanding common stock

         [  ] FOR                   [  ] AGAINST              [  ] ABSTAIN

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

DATED: __________________      NUMBER OF SHARES: _______________________

                                        ________________________________
                                        (Signature)

                                        ________________________________
                                        (Signature if jointly held)

                                        ________________________________
                                        (Printed name(s))


         Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.

                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY.
                                   THANK YOU.